Registration No. 333-07305

1940 Act File No. 811-07685

Filed Pursuant to Rule 497(e)

FRONTIER FUNDS, INC.

Frontier MFG Global Equity Fund

Institutional Class Shares (FMGEX)

Service Class Shares (FMGSX)

Frontier MFG Global Plus Fund

Institutional Class Shares (FMGPX)

Service Class Shares (FMPSX)

Class Y Shares (FMGYX)

Frontier MFG Global Sustainable Fund

Institutional Class Shares (FMSGX)

Service Class Shares (FMSRX)

Frontier MFG Core Infrastructure Fund

Institutional Class Shares (FMGIX)

Service Class Shares (FCIVX)

Frontier MFG Select Infrastructure Fund

Institutional Class Shares (FMSIX)

Service Class Shares (FMSSX)

Frontier HyperiUS Global Equity Fund

Institutional Class Shares (FHYPX)

Service Class Shares (FHGSX)

Supplement dated January 6, 2023

to the Statement of Additional Information (“SAI”) dated October 31, 2022

Effective December 31, 2022, James M. Snyder retired from the Board of Directors (the “Board”) of Frontier Funds, Inc. (the “Company”) and, accordingly, resigned as a Director and Lead Independent Director of the Board. At a special shareholder meeting held on September 15, 2022, the shareholders of the above-listed series of the Company elected Erik D. Barefield, Pamela H. Conroy, Steven K. Norgaard and William D. Forsyth III to the Board. Mr. Barefield is a new director whose term began effective January 1, 2023, and his election fills the vacancy created by Mr. Snyder’s resignation. Ms. Conroy, Mr. Norgaard and Mr. Forsyth are continuing incumbent directors of the Company. Each of Mr. Barefield, Ms. Conroy and Mr. Norgaard is an independent director of the Company.

The Board designated Mr. Norgaard as Lead Independent Director and Ms. Conroy as Chair of the Audit Committee effective January 1, 2023. Mr. Barefield was added to the Audit Committee and the Nominating and Governance Committee of the Board and was also designated as Chair of the Nominating and Governance Committee effective January 1, 2023.

All references and information relating to Mr. Snyder as a Director of the Company are hereby deleted. The information regarding the Independent Directors in the “Directors and Officers” table beginning on page B-19 of the SAI is amended and restated in its entirety as shown below and is as of January 1, 2023:

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director

Erik D. Barefield 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1967	Independent Director Chair, Nominating and Governance Committee	Indefinite; since January 2023 Indefinite; since January 2023	Mr. Barefield has been the Senior Managing Director of Mesirow Financial, Inc., since November 2020. From 2018 to 2019, he was Managing Director of Lighthouse Investment Partners, LLC. He served as Senior Managing Director of Mesirow Advanced Strategies, Inc. from 2005 to 2018.	6	None

Pamela H. Conroy 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1961	Independent Director Chair, Audit Committee Chair, Nominating and Governance Committee	Indefinite; since January 2020 Indefinite; since January 2023 February 2020- December 2022	Ms. Conroy is currently retired. Ms. Conroy served as Executive Vice President, Chief Operating Officer and Chief Compliance Officer of Institutional Capital Corporation, an investment management firm, from 1994-2008.	6	Listed Funds Trust (with oversight of 53 portfolios)

Steven K. Norgaard 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director Lead Independent Director Chair, Audit Committee	Indefinite; since October 2013 Indefinite; since January 2023 January 2020- December 2022	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery.	6	SRH Total Return Fund, Inc. (f/k/a Boulder Growth & Income Fund, Inc.) (with oversight of one portfolio)

In addition, the following information about Mr. Barefield is added to the “Director Qualifications” section of the SAI:

Erik Barefield.  Mr. Barefield has served as a director of Frontier Funds, Inc. since January 1, 2023. Mr. Barefield is the Senior Managing Director and Head of Traditional Investment Management at Mesirow Financial, Inc., an independent financial services firm.  In this capacity, he is responsible for providing strategic oversight and leadership for the traditional investment management platform including competitive positioning, product development, distribution and collaboration.  Mr. Barefield previously served as Managing Director of Lighthouse Investment Partners, LLC from 2018 to 2019 following Lighthouse’s acquisition of Mesirow Advanced Strategies.  Mr. Barefield spent 13 years working with Mesirow Advanced Strategies, most recently as Head of the Global Client Relationship team.  Mr. Barefield has an MBA from the Kellogg School of Business at Northwestern University.  Mr. Barefield is experienced in investment oversight across a breadth of asset classes and strategies.  He brings significant investment strategy assessment, business and distribution experience to the Board.

This Supplement should be retained with the SAI for future reference.

The date of this SAI Supplement is January 6, 2023.

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